UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 17, 2003



                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania             000-18464                  25-1606091
   ------------------         --------------       ----------------------
   (State or other            (Commission              (IRS Employer
   jurisdiction of            File Number)          Identification No.)
   incorporation)


                       612 Main Street, Emlenton, PA       16373
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (724) 867-2311


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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number           Description
--------------           -----------
99.1                     Press Release dated April 17, 2003, issued by Emclaire
                         Financial Corp.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 17, 2003, Emclaire Financial Corp. announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  April 29, 2003              BY:    /s/ William C. Marsh
                                          ------------------------------

                                   Name:      William C. Marsh
                                   Title:     Principal Financial Officer
                                              Secretary/Treasurer
                                              Chief Financial Officer